Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Securities Trust on Form N-1A (“Registration Statement”) of our report dated December 22, 2015 relating to the financial statements and financial highlights which appears in the October 31, 2015 Annual Report to Shareholders of the Deutsche Gold & Precious Metals Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in the Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 156 to the Registration Statement (Form N-1A, No. 002-36238) of our report dated December 22, 2015 on the financial statements and financial highlights of Deutsche Science and Technology Fund (one of the funds of Deutsche Securities Trust), included in the Fund’s Annual Report for the fiscal year ended October 31, 2015.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

February 22, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Securities Trust on Form N-1A (“Registration Statement”) of our report dated January 25, 2016 relating to the financial statements and financial highlights which appears in the November 30, 2015 Annual Report to Shareholders of the Deutsche MLP & Energy Infrastructure Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2016